SECOND AMENDMENT TO LOAN AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Agreement") is dated as of the 1st day of November, 1999 and is by and between SUMMIT BANK, a banking institution of the State of New Jersey having an office at 250 Moore Street, Hackensack, New Jersey 07601 (the "Bank"); and KAYE GROUP INC., a Delaware corporation having its principal executive offices located at 122 East 42nd Street, New York, New York 10168 (the "Borrower").

                                 WITNESSSETH:

     WHEREAS, the Borrower and the Bank have heretofore entered into that certain Loan Agreement dated June 24, 1998, as amended by a First Amendment to Loan Agreement dated as of July 31, 1999 (the "Loan Agreement"); and

     WHEREAS, the Borrower has requested the Bank to make certain additional amendments to the Loan Agreement, and the Bank has agreed to do so upon the terms and conditions described herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Except as otherwise indicated herein, all words and terms defined in the Loan Agreement shall have the same meanings when used herein.

     2.  Amendment to Loan  Agreement.

          The following definitions appearing in Section 1.1 of the Loan Agreement are hereby amended to read in their entirety as follows:

     "Revolving Loan Termination Date" shall mean October 31, 2000.

     "Debt Service Coverage Ratio" shall mean, for any period, the ratio of (i) Consolidated Net Income, plus consolidated depreciation and amortization for the Borrower and its Subsidiaries, plus consolidated interest expense for the Borrower and its Subsidiaries, minus dividends and distributions paid by the Borrower or its Subsidiaries, all determined on a trailing four quarters basis to (ii) the current portion of the consolidated Indebtedness of the Borrower and its Subsidiaries (but excluding the outstanding Advances under the Revolving Loan and any intercompany balances) comprised of (A) indebtedness for borrowed money (whether by loan or the issuance and sale of debt securities) or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or
     (B) any other indebtedness which is evidenced by a note, bond, debenture or similar instrument plus the consolidated interest expense of the Borrower and its Subsidiaries, determined on a trailing four quarters basis.

     3. Substitute Note. Concurrently herewith, the Borrower is executing and delivering to the Bank a substitute revolving note in the maximum principal amount of $4,500,000 (the "Substitute Note") in substitution for, but not in repayment of, that certain Substitute Revolving Note dated as of July 31, 1999 in the maximum principal amount of $4,500,000 (the "Prior Note") previously issued by the Borrower to the Bank. The execution and delivery by the Borrower of the Substitute Note pursuant to the provisions hereof shall not constitute a refinancing, repayment, accord and satisfaction or novation of the Prior Note or the indebtedness evidenced thereby.

     4. Representations and Warranties. In order to induce the Bank to enter into this Agreement and amend the Loan Agreement as provided herein, the Borrower hereby represents and warrants to the Bank that:

          (a) All of the representations and warranties of the Borrower set forth in Article IV of the Loan Agreement are true, complete and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof and as if set forth at length herein (except that representations and warranties which are expressly stated to be as of a certain date are true, complete and correct in all material respects as of such certain date).

          (b) No Default or Event of Default presently exists and is continuing on and as of the date hereof.

          (c) Since the date of the Borrower's most recent financial statements delivered to the Bank; no material adverse change has occurred in the business, assets, liabilities, financial condition or results of operations of the Borrower, and no event has occurred or failed to occur which is likely to have a material adverse effect on the business, assets, liabilities, financial condition or results of operations of the Borrower.

          (d) The Borrower has full power and authority to execute, deliver and perform any action or step which may be necessary to carry out the tenus of this Agreement and all other agreements, documents and instruments executed and delivered by the Borrower to the Bank concurrently herewith or in connection herewith (collectively, the "Amendment Documents"); each Amendment Document to which the Borrower is a party has been duly executed and delivered by the Borrower and is the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency, general equity principles or other similar laws affecting the enforcement of creditors' rights generally.

          (e) The execution, delivery and performance of the Amendment Documents will not (i) violate any provision of any existing law, statute, rule, regulation or ordinance, (ii) conflict with, result in a breach of, or constitute a default under (A) the certificate of incorporation or by-laws of the Borrower, (B) any order, judgment, award or decree of any court, governmental authority, bureau or agency, or (C) any mortgage, indenture, lease, contract or other agreement or undertaking to which the Borrower is a party or by which the Borrower or any of its properties or assets may be bound, or (iii) result in the creation or imposition of any lien or other encumbrance upon or with respect to any property or asset now owned or hereafter acquired by the Borrower.

          (f) No consent, license, permit, approval or authorization of, exemption by, notice to, report to, or registration, filing or declaration with any person is required with the execution, delivery, performance or validity of the Amendment Documents or the transactions contemplated thereby.

     5. No Defenses. The Borrower expressly acknowledges and agrees that (a) as of October 31, 1999, the outstanding principal amount of (i) the Revolving Loan is $0, (ii) all Acquisition Advances is $0, and (iii) the Term Loan is $3,606,947.38, and (b) such amounts, together with accrued interest thereon, are owed to the Bank without defense, offset or counterclaim of any nature whatsoever. The Borrower hereby waives and releases all claims against the Bank with respect to the Obligations and the documents evidencing or securing the same.

     6. Bank Costs. The Borrower shall reimburse the Bank on demand for all costs, including legal fees and expenses, incurred by the Bank in connection with this Agreement, the other Amendment Documents and the transactions referenced herein. If such amounts are not paid within ten days of the Bank's request therefor, the Borrower hereby authorizes the Bank to charge the Borrower's account for the amount of such fees and expenses.

     7. No Change. Except as expressly set forth herein, all of the terms and provisions of the Loan Agreement shall continue in full force and effect.

     8. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts and all such counterparts taken together shall constitute one and the same instrument.

     9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the Borrower and the Bank have executed this Agreement of the date above written.

                                                SUMMIT BANK


                                                By: /s/ Lisa Cohen
                                                    ----------------------------
                                                    Lisa Cohen
                                                    Vice President


                                                KAYE GROUP INC.

                                                By: /s/ Michael P. Sabanos
                                                    ----------------------------
                                                    Michael P. Sabanos
                                                    Senior Vice President
                                                    & Chief Financial Officer

STATE OF NEW JERSEY  :
                       :ss.
COUNTY OF BERGEN     :


     BE IT REMEMBERED, that on this 1st day of November, 1999, before me, the subscriber, personally appeared LISA COHEN, who I am satisfied is the Vice President of SUMMIT BANK, the corporation named in and subscribing to the within instrument; and she, being by me duly sworn, acknowledged, deposed and said that, in her capacity as such officer, she executed the foregoing instrument on behalf of said corporation for the uses and purposes therein expressed.

                                                  /s/  Ruth S. Figueroa
                                              ----------------------------------
                                                       RUTH S.FIGUEROA
                                                 NOTARY PUBLIC OF NEW JERSEY
                                              MY COMMISSION EXPIRES JULY 5, 1999



STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :


     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of KAYE GROUP INC., the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ Ivy S. Fischer
                                              ----------------------------------
                                                        IVY S. FISCHER
                                                Notary Public, State of New York
                                                        No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001

                            SUBSTITUTE REVOLVING NOTE

$4,500,000                                                As of November 1, 1999


     FOR VALUE RECEIVED, the undersigned, KAYE GROUP INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay on or before October 31, 2000 (the "Revolving Loan Termination Date"), to the order of SUMMIT BANK, a banking institution of the State of New Jersey (the "Bank"), at the office of the Bank located at 250 Moore Street, Hackensack, New Jersey, or at such other location as the Bank shall designate, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (i) $4,500,000 or (ii) so much thereof as shall have been advanced (the "Advances") by the Bank to the Borrower pursuant to that certain Loan Agreement dated June 24, 1998, as amended, between the Borrower and the Bank (the "Agreement"). Terms defined in the Agreement shall have the same meanings when used herein.

     The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time at a rate or rates per annum and at such times as are provided in the Agreement.

     The Borrower shall pay to the Bank a late charge (the "Late Charge") in an amount equal to five percent (5%) of any payment which is more than ten (10) days in arrears to cover the extra expense involved in handling delinquent payments, but in no event shall any Late Charge be less than $25 or more than $2,500. The term "payments" shall be construed to include principal, interest, fees and any other amount due under the terms of this Note or any of the other Loan Documents. Acceptance by the Bank of payment of a Late Charge shall in no way be construed to be an election of remedies or waiver by the Bank of any of its rights at law or under the terms of any of the Loan Documents.

     Subject to the provisions of Section 2.25 of the Agreement, this Note may be prepaid, in whole or in part, at one time or from time to time, without premium or penalty in accordance with the provisions of the Agreement.

     All payments made hereunder shall be applied: first, to any fees or other charges owing to the Bank hereunder, second, to accrued and unpaid interest; and third, to the outstanding principal balance hereof. Notwithstanding the foregoing, upon the occurrence of an Event of Default, the Bank may apply payments received hereunder in such manner as it shall determine in its sole and absolute discretion.

     This Note is secured by the Collateral described in the Agreement, the Pledge and Security Agreement and the other Loan Documents, and is guaranteed by the Guarantors pursuant to the Guaranty Agreement.

     This Note is being executed and delivered by the Borrower to the Bank in substitution for that certain Substitute Revolving Note dated as of July 31, 1999 from the Borrower in favor of the Bank in the maximum principal amount of $4,500,000 (the "Prior Note"). The execution and delivery of this Note shall not constitute a repayment, refinancing, accord and satisfaction or novation of the Prior Note or the indebtedness evidenced thereby.

     The Bank may declare this Note to be immediately due and payable if any of the following events shall have occurred and be continuing:

          (1) Failure by the Borrower to make any payment of principal or interest under this Note on any date when due; or

          (2) An Event of Default shall have occurred under the Agreement or any of the other Loan Documents.

     Upon the occurrence of any Event of Default, the Bank may, in addition to such other and further rights and remedies as provided by law or under the Agreement or under any of the other Loan Documents, (i) collect interest on such overdue amount from the date of such maturity until paid at a rate per annum equal to three (3%) percent in excess of Base Rate, (ii) setoff such amount against any deposit account maintained in the Bank by the Borrower, and such right of setoff shall be deemed to have been exercised immediately upon such stated or accelerated maturity even though such setoff is not noted on the records of the Bank until a later time and (iii) hold as security any property heretofore or hereafter delivered into the custody, control or possession of the Bank or any entity acting as agent for the Bank by any person liable for the payment of this Note.

     This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Should the indebtedness represented by this Note or any part hereof be collected at law or in equity, or in bankruptcy, receivership, or any other court proceeding, or should this Note be placed in the hands of attorneys for collection upon default, the Borrower agrees to pay, in addition to the principal and interest due and payable hereon, all reasonable costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses.

     This Note shall be and remain in full force and effect and in no way impaired until the actual payment thereof to the Bank, its successors or assigns.

     Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt of any such payment by the Bank would be contrary to provisions of law applicable to the Bank limiting the maximum rate of interest which may be charged or collected by the Bank.

     The Borrower and all endorsers and guarantors of this Note hereby waive presentment, demand for payment, protest and notice of dishonor of this Note.

     This Note is binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns.

     This Note and the rights and obligations of the parties hereto shall be subject to and governed by the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned has caused this Substitute Revolving Note to be duly executed by its authorized officer as of the day and year above written.

                                               KAYE GROUP INC.



                                               By: /s/ Michael P. Sabanos
                                                   -----------------------------
                                                   Michael P. Sabanos
                                                   Senior Vice President
                                                   & Chief Financial Officer

STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :


     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of KAYE GROUP INC., the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ IVY S. FISCHER
                                              ----------------------------------


                                                         IVY S. FISCHER
                                                Notary Public, State of New York
                                                          No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001

                           Letterhead KAYE GROUP INC.


                                                      November 1, 1999



Summit Bank
250 Moore Street
Hackensack, New Jersey 07601

        Re:      Reaffirmation of Guaranty in connection
                 with Extension of Various Loans from Summit Bank to Kaye Group Inc.
                 ---------------------------------------------------

Dear Sir or Madam:

     Each of the undersigned guarantors (collectively, the "Guarantors") executed and delivered to Summit Bank (the "Bank") a certain Guaranty Agreement dated June 24, 1998 (the "Guaranty"), pursuant to which each of the Guarantors jointly, severally and unconditionally guaranteed to the Bank all of the obligations of Kaye Group Inc. (the "Borrower") under that certain Loan Agreement dated June 24, 1998, as amended, between the Borrower and the Bank.

     The Guarantors hereby acknowledge that, concurrently herewith, the Borrower and the Bank are entering into a Second Amendment to Loan Agreement (the "Second Amendment"), and in connection therewith, the Borrower is executing and delivering to the Bank a Substitute Revolving Note dated as of November 1, 1999 in the maximum principal amount of $4,500,000 (the "Substitute Note") pursuant to which, among other things, the maturity date of the existing Substitute Revolving Note dated as of July 31, 1999 from the Borrower to the Bank in the maximum principal amount of $4,500,000 is being extended to October 31, 2000. The Guarantors hereby further acknowledge that, as a condition to entering into the Second Amendment and accepting the Substitute Note, the Bank has required that each of the Guarantors reaffirm the Guaranty to the Bank.

     Accordingly, each of the Guarantors hereby (a) ratifies and reaffirms its obligations under the Guaranty, all of the terms and conditions of which remain in full force and effect, (b) consents to the execution and delivery of the Second Amendment and the Substitute Note by the Borrower and (c) acknowledges and agrees that the Guaranty shall continue to apply with full force and effect to all obligations of the Borrower to the Bank, including without limitation, the obligations under the Substitute Note. As of the date hereof, there are no counterclaims, offsets or defenses to the Guarantors' obligations under the Guaranty and the Guarantors waive and release all claims against the Bank which exist on the date hereof in connection therewith.

     This Reaffirmation of Guaranty may be signed in any number of counterparts, all of which, when taken together, shall constitute but one and the same instrument.

                           Letterhead KAYE GROUP INC.

                                                   November 1, 1999



Summit Bank
250 Moore Street
Hackensack, New Jersey 07601

     Re: Reaffirmation of Guaranty in connection with Extension of Various Loans from Summit Bank to Kaye Group Inc.
          ---------------------------------------------------------

Dear Sir or Madam:

     Each of the undersigned guarantors (collectively, the "Guarantors") executed and delivered to Summit Bank (the "Bank") a certain Guaranty Agreement dated June 24, 1998 (the "Guaranty"), pursuant to which each of the Guarantors jointly, severally and unconditionally guaranteed to the Bank all of the obligations of Kaye Group Inc. (the "Borrower") under that certain Loan Agreement dated June 24, 1998, as amended, between the Borrower and the Bank.

     The Guarantors hereby acknowledge that, concurrently herewith, the Borrower and the Bank are entering into a Second Amendment to Loan Agreement (the "Second Amendment"), and in connection therewith, the Borrower is executing and delivering to the Bank a Substitute Revolving Note dated as of November 1, 1999 in the maximum principal amount of $4,500,000 (the "Substitute Note") pursuant to which, among other things, the maturity date of the existing Substitute Revolving Note dated as of July 31, 1999 from the Borrower to the Bank in the maximum principal amount of $4,500,000 is being extended to October 31, 2000. The Guarantors hereby further acknowledge that, as a condition to entering into the Second Amendment and accepting the Substitute Note, the Bank has required that each of the Guarantors reaffirm the Guaranty to the Bank.

     Accordingly, each of the Guarantors hereby (a) ratifies and reaffirms its obligations under the Guaranty, all of the terms and conditions of which remain in full force and effect, (b) consents to the execution and delivery of the Second Amendment and the Substitute Note by the Borrower and (c) acknowledges and agrees that the Guaranty shall continue to apply with full force and effect to all obligations of the Borrower to the Bank, including without limitation, the obligations under the Substitute Note. As of the date hereof, there are no counterclaims, offsets or defenses to the Guarantors' obligations under the Guaranty and the Guarantors waive and release all claims against the Bank which exist on the date hereof in connection therewith.

     This Reaffirmation of Guaranty may be signed in any number of counterparts all of which, when taken together, shall constitute but one and the same instrument.

                                             KAYE INSURANCE ASSOCIATES, INC.

                                             By: /s/ Michael P. Sabanos
                                                     ---------------------------
                                                     Michael P. Sabanos
                                                     Senior Vice President
                                                     & Chief Financial Officer


                                             KAYE CORPORATION OF CONNECTICUT

                                             By: /s/ Michael P. Sabanos
                                                     ---------------------------
                                                     Michael P. Sabanos
                                                     Senior Vice President
                                                     & Chief Financial Officer


                                             KAYE ADMINISTRATOR CORP.

                                             By: /s/ Michael P. Sabanos
                                                     ---------------------------
                                                     Michael P. Sabanos
                                                     Senior Vice President
                                                     & Chief Financial Officer


                                             KAYE SERVICES CORP.

                                             By: /s/ Michael P. Sabanos
                                                     ---------------------------
                                                     Michael P. Sabanos
                                                     Senior Vice President
                                                     & Chief Financial Officer


                                             KAYE-WESTERN INSURANCE &
                                             RISK SERVICES, INC.

                                             By: /s/ Michael P. Sabanos
                                                     ---------------------------
                                                     Michael P. Sabanos
                                                     Senior Vice President
                                                     & Chief Financial Officer

                   [signatures continued from previous page]



                                             PROGRAM BROKERAGE CORPORATION

                                             By: /s/ Michael P. Sabanos
                                                     ---------------------------
                                                     Michael P. Sabanos
                                                     Senior Vice President
                                                     & Chief Financial Officer




STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :


     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of KAYE INSURANCE ASSOCIATES, INC., the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ IVY S. FISCHER
                                              ----------------------------------
                                                         IVY S. FISCHER
                                                Notary Public, State of New York
                                                          No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001

STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :

     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of KAYE CORPORATION OF CONNECTICUT, the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ IVY S. FISCHER
                                              ----------------------------------
                                                         IVY S. FISCHER
                                                Notary Public, State of New York
                                                          No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001

STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :

                    [signatures continued from preyious page]



     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of KAYE ADMINISTRATORS CORP., the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ IVY S. FISCHER
                                              ----------------------------------
                                                         IVY S. FISCHER
                                                Notary Public, State of New York
                                                          No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001



STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :

     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of KAYE SERVICES CORP., the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ IVY S. FISCHER
                                              ----------------------------------
                                                         IVY S. FISCHER
                                                Notary Public, State of New York
                                                          No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001



STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :

     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of KAYE-WESTERN INSURANCE & RISK SERVICES, INC., the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ IVY S. FISCHER
                                              ----------------------------------
                                                         IVY S. FISCHER
                                                Notary Public, State of New York
                                                          No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001

                    [signatures continued from previous page]



STATE OF NEW YORK    :
                       ss.
COUNTY OF NEW YORK   :

     BE IT REMEMBERED, that on this 1 day of November, 1999, before me, the subscriber, personally appeared Michael P. Sabanos, who I am satisfied is the Senior Vice President and Chief Financial Officer of PROGRAM BROKERAGE
CORPORATION, the corporation named in and subscribing to the foregoing instrument; and he, being by me duly sworn, acknowledged, deposed and said that such instrument was made by such corporation, and that he signed and delivered the same as such officer of such corporation as its voluntary act and deed for the uses and purposes therein expressed.

                                                      /s/ IVY S. FISCHER
                                              ----------------------------------
                                                         IVY S. FISCHER
                                                Notary Public, State of New York
                                                          No. 02F14788741
                                                Qualified in New York County
                                              Commission Expires August 31, 2001